SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 28, 1998



                           TOTAL RESEARCH CORPORATION
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             (Exact name of registrant as specified in its charter)



            Delaware                    0-15692           22-2072212
            --------                    -------           ----------
(State or other jurisdiction        (Commission        (IRS Employer
   of incorporation)                File Number)     Identification No.)



       Princeton Corporate Center
       5 Independence Way, CN 5305
       Princeton, New Jersey                              08543
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (609) 520-9100
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

(a)      Dismissal of Former Accountant.

         Effective on October 22, 1998, Total Research Corporation (the "Registrant") dismissed Amper, Politzimer & Mattia ("APM") as the Registrant's principal independent accountants. The decision to change independent accountants was recommended by the Audit Committee of the Registrant's Board of Directors.

         The reports of APM on the Registrant's financial statements as of and for each of the fiscal years ended June 30, 1997 and 1998 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. In connection with audits of the financial statements of the Registrant for the years ended June 30, 1997 and 1998 and during the interim period through the date of APM's dismissal, there were no disagreements between the Registrant and APM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to APM's satisfaction, would have caused APM to make reference to such matter in its reports. Further, during such periods, there were no events of the type required to be reported pursuant to Item 304(a)(1)(iv) of Regulation S-B.

         The Registrant has requested that APM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed herewith as
Exhibit 16.1.

(b)      Engagement of New Accountant.

         On or about the date of the dismissal of APM, the Registrant appointed Ernst & Young LLP ("Ernst & Young") as the Registrant's new independent accountants.

         During the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Ernst & Young, neither the Registrant nor anyone on its behalf consulted Ernst & Young regarding (i) the application of accounting principles to any transaction; or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a disagreement or an event required to be reported pursuant to Item 304(a)(1)(iv) of Regulation S-B.

ITEM 7.     FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Exhibits.

         16.1     Letter Regarding Change in Independent Accountants.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TOTAL RESEARCH CORPORATION



Date:  October 28, 1998              By:/s/Richard G. Morrow, Jr.
                                        ----------------------------------------
                                        Richard G. Morrow, Jr.
                                        Vice President, Controller and Secretary



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